Restructuring Reserves	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Restructuring Reserves	Restructuring Reserves
2017 Actions
The Company recorded severance expense of $2.7 million during the year ended December 31, 2017 related to the elimination of certain positions with the Company's Advanced Plastic Processing Technologies and Corporate segments. These amounts are included within other expense, net in the Company's Consolidated Statements of Operations and were paid in cash by the end of 2018. The total remaining liability under these severance-related actions was $1.2 million as of December 31, 2017, and is included in other current liabilities in the Company's Consolidated Balance Sheets.

2016 Actions
On September 30, 2016, the Company's wholly-owned subsidiary Ferromatik Milacron GmbH entered into an agreement with its local works council setting forth a restructuring plan related to its manufacturing facility in Malterdingen, Germany whereby certain operational functions will be shifted to the Company's operations in the Czech Republic, U.S. and India. During the first quarter of 2018, the Company identified additional employees to be included within the Company's existing restructuring plan. As a result of these additions, as well as the impact of movements in foreign currency, the Company expects to incur total severance and other related costs of approximately $28.0 million to $29.0 million. Substantially all of these costs will result in future cash expenditures and are expected to be substantially complete by the first quarter of 2019. As the employees are required to render service in order to receive the termination benefits, the associated liability will be recognized ratably over the future service period. During the years ended December 31, 2018, 2017 and 2016, the Company recognized $15.6 million, $8.9 million and $3.3 million of expense, respectively, and these amounts are included within other expense, net in the Company's Consolidated Statements of Operations. The total remaining liability related to this plan was $8.3 million as of December 31, 2018 and $11.1 million as of December 31, 2017.
In connection with the Company's organizational redesign initiatives in Europe, the Company has committed to a plan to sell three separate facilities, one located in Malterdingen, Germany, one located in Mechelen, Belgium and one located in Magenta, Italy. As of December 31, 2018, the Malterdingen, Germany facility met the held-for-sale criteria set forth in U.S. GAAP, resulting in the classification of $9.6 million of property and equipment as held-for-sale and is classified within prepaid and other current assets in the Consolidated Balance Sheets. During the year ended December 31, 2017, the Company closed the sale of the Mechelen, Belgium facility and proceeds from the sale were approximately $3.0 million. During the fourth quarter of 2016, the Company determined the Magenta, Italy facility no longer met the held-for-sale criteria as it was no longer probable it would be sold within one year which resulted in $5.5 million being reclassified to property and equipment. The Mechelen, Belgium facility is reported within the Melt Delivery and Control Systems segment and the Malterdingen, Germany and Magenta, Italy facilities are reported within the Advanced Plastic Processing Technologies segment.